THE FBR FUNDS

FBR Small Cap Fund

Supplement Dated August 28, 2007

to the Prospectus dated February 28, 2007

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY

            The Board of Trustees of the Fund has recently voted to change the name of the FBR Small Cap Fund to the FBR Focus Fund, effective November 1, 2007.  In connection with the change in the Fund’s name, there also will be certain changes to the Fund’s investment policy, although the Fund’s investment objective will continue to be capital appreciation.  Effective November 1, 2007, the Fund will no longer be subject to the investment policy of investing at least 80% of its net assets in the securities of small-cap companies.  Accordingly, effective November 1, 2007, the following replaces in its entirety the sections entitled “Principal Investment Strategy” and “Risks” on page 7 of the Prospectus:

Principal Investment Strategy

Under normal market conditions, the Fund invests primarily in securities of companies traded in domestic markets.  Investments will consist primarily of common stocks, but may include preferred stocks, warrants, options, equity-like instruments and debt instruments.

The Fund is sub-advised by Akre Capital Management, LLC (“ACM”).   ACM implements the Fund’s strategy by focusing on companies whose valuations in the market are modest and that earn higher than average returns on shareholders’ equity, are managed by individuals who have a history of treating public shareholders like partners, and have ample opportunity to reinvest excess profits at above average rates.  Once a potential investment is identified, ACM attempts to purchase shares at a price it believes represents a discount to a conservative estimate of the company’s intrinsic value.

The Fund may from time to time hold a significant portion of its portfolio in cash or cash equivalent instruments.  If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.  During rising markets, holding larger than usual cash reserves may be detrimental to the Fund’s performance.  During declining markets, holding larger than usual cash reserves may allow the Fund to purchase securities at a discount.

                        Risks

Investing in the Fund involves the risks of investing in small- and mid-cap companies, which generally involve greater risk than investing in larger, more established companies. Generally, there is less publicly available information concerning small- and mid-cap companies than for larger more established companies. Small- and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and the market prices of the securities of small-cap companies may be more volatile. Additionally, because small- and mid-cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices. More information regarding the risks involved with investing in the Fund can be found in the “Further Discussion of Risks” section of this Prospectus.

For information regarding this change, please contact:

                        Individual Investors: 888.888.0025 or fbrfundsinfo@fbr.com

                        Advisors: 888.200.4710 or advisors@fbr.com

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.